Exhibit 99.1

2026 ASCO ANNUAL MEETING

Darovasertib Plus Crizotinib vs Investigator's Choice as First-Line Treatment for Patients with HLA-A2 Negative Metastatic Uveal Melanoma: Primary Results from the OptimUM-02 Trial

Marlana Orloff,[1] Egle Ramelyte,[2] Marcus O. Butler,[3] Piotr Rutkowski,[4] Lorenza Di Guardo,[5] Matteo S. Carlino,[6] Bartosz Chmielowski,[7] Lucy Kennedy,[8] Kamaneh Montazeri,[9] Joseph Sacco,[10] Ernesto Rossi,[11] Victoria Atkinson,[12] Rizwan Haq,[13] Meredith McKean,[14] George Cole,[15] Hetal Patel,[15] Long Kwei,[15] Jasgit Sachdev,[15] Darrin M Beaupre,[15] Sophie Piperno-Neumann[16]

1. Thomas Jefferson University Hospital, Philadelphia PA, United States. 2. Department of Dermatology University Hospital Zurich, Zurich, Switzerland. 3. Princess Margaret Cancer Centre, Departments of Medicine and Immunology, University of Toronto Toronto, Canada. 4. Maria Sklodowska-Curie National Research Institute of Oncology Warsaw Poland. 5. Fondazione IRCCS Istituto Nazionale dei Tumori di Milano, Milan, Italy. 6. Westmead and Blacktown Hospitals, The University of Sydney and the Melanoma Institute, Westmead, Australia. 7. Jonsson Comprehensive Cancer Center, University of California Los Angeles, Los Angeles, CA, United States. 8. Cleveland Clinic Foundation -Taussig Cancer Center, Cleveland, OH, United States. 9. Massachusetts General Hospital, Boston, MA, United States. 10. The Clatterbridge Cancer Centre NHS Foundation Trust, Birkenhead, Wirral, United Kingdom. 11. Fondazione Policlinico Universitario A.Gemelli IRCCS, Rome, Italy. 12. Princess Alexandra Hospital, Brisbane Australia. University of Queensland. 13. Dana-Farber Cancer Institute, Boston, MA United States. 14. Sarah Cannon Research Institute, Nashville, TN, United States. 15. IDEAYA Biosciences, South San Francisco, CA, United States. 16. Institut Curie Research University, Paris, France.

2026 ASCO ANNUAL MEETING #ASCO26

PRESENTED BY: Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor

Presentation is property of the author and ASCO. Permission required for reuse; contact permissions@asco.org.

ASCO AMERICAN SOCIETY OF CLINICAL ONCOLOGY KNOWLEDGE CONQUERS CANCER

Darovasertib: First-in-Class, Oral Targeted PKC Inhibitor

Targeting PKC and MET in Metastatic Uveal Melanoma

- Uveal melanoma (UM) is the most common ocular cancer in adults
- Despite effective primary tumor treatment up to 50% of patients develop metastases
- Metastatic UM (mUM) has a poor prognosis with mPFS of 2.8 months and mOS of 10-12 months[1-2]
- Mutations in GNAQ/11 that activate PKC are detected in >95% of uveal melanoma tumors[3-4]
- Currently no FDA-approved treatments for HLA-A*02:01 negative mUM patients
- **OptimUM-01:** encouraging activity across both HLA-A*02:01-positive and negative mUM with darovasertib + crizotinib[5-6]
- **OptimUM-02:** evaluated darovasertib in combination with crizotinib as first-line therapy in patients with HLA-A*02:01–negative mUM


HGF
HGF
HGF
HGF
cMET
PKCβ
β
γ
GDP
GTP
Gq/11
Gq/11
GNAQ or GNA11
Q209L
GRB2
SOS
GAB1
METi
Pathway activation by mutations in GNAQ/11
Pathway activation by liver HGF and MET overexpression
PKC
Darovasertib
Cancer cell growth and survival

- **Darovasertib:** first-in-class, oral, PKC inhibitor with clinical activity in HLA-A*02:01-positive and negative mUM[5]
- **Crizotinib:** oral MET inhibitor, has shown complementary activity with darovasertib preclinically and clinically[6]

HLA, human leukocyte antigen. mOS, median overall survival. mPFS, median progression free survival. PKC, protein kinase C.

1. Khoja L, et al. J Clin Oncol. 2025;43(suppl) [abstract 9539]. 2. Rantala ES, et al. Melanoma Res. 2019;29:561-568. 3. Park JJ, et al. Oncogenesis. 2024;13:9. 4. Sullivan RJ, Shoushtari AN. In: UpToDate, Post TW (Ed), UpToDate, Waltham, MA. Available from: https://www.uptodate.com/contents/the-molecular-biology-of-melanoma (Accessed on May 21, 2025) 5. Piperno-Neumann S, et al. Br J Cancer. 2023;128:1040-1051. 6. McKean M et al. Presented at 2025 SMR Congress. Erlangen, Germany [abstract 209].

2026 ASCO ANNUAL MEETING
#ASCO26
PRESENTED BY: Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor
Presentation is property of the author and ASCO. Permission required for reuse; contact permissions@asco.org.
ASCO AMERICAN SOCIETY OF CLINICAL ONCOLOGY
KNOWLEDGE CONQUERS CANCER

OptimUM-02 Study Design

Phase 2/3, multi-center, multi-arm, multi-stage, open-label study

Patients:

Treatment naïve HLA-A*02:01 negative mUM

Phase 2a*

2:2:1 R#

- **Darovasertib (300 mg BID)** + Crizotinib (200 mg BID)**
- **Darovasertib (200 mg BID)** + Crizotinib (200 mg BID)**
- **Investigator's Choice (control):** 1. Pembrolizumab 2. Ipilimumab + Nivolumab 3. Dacarbazine

Phase 2b and Phase 3*

2:1 R#

- **Darovasertib (300 mg BID)** + Crizotinib (200 mg BID)**
- **Investigator's Choice (control):** 1. Pembrolizumab 2. Ipilimumab + Nivolumab 3. Dacarbazine

Phase 2b Endpoints

Primary:

- PFS by BICR

Secondary:

- PFS by Investigator
- ORR by BICR, Investigator
- Duration of response
- Disease Control Rate ≥ 12 weeks
- Safety

Phase 3 Endpoints

Primary:

- Overall Survival

  (to be presented at later date when data matures)

Patients will be stratified by baseline LDH (≤ULN vs >ULN, but less than 2-fold the ULN vs ≥ 2-fold the ULN) and investigator's choice of comparator treatment (ipilimumab + nivolumab vs single-agent therapy).
* Treatment will continue until disease progression, death (any cause), unacceptable toxicity or treatment discontinuation
**Treatment will commence with a 7-day run-in of darovasertib monotherapy (at dose corresponding to the treatment arm, and the run-in may be extended if clinically indicated) prior to starting crizotinib.
BICR, blinded independent central reader. Dacarbazine, dacarbazine (1000 mg/m2 Q3W). Ipi+Nivo, ipilimumab (3 mg/kg) + nivolumab (1 mg/kg) for 4 cycles followed by nivolumab (1mg/kg). ORR, objective response rate. Pembro, pembrolizumab (200 mg Q3W). PFS, progression-free survival.

2026 ASCO ANNUAL MEETING #ASCO26
PRESENTED BY: Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor
Presentation is property of the author and ASCO. Permission required for reuse; contact permissions@asco.org.
ASCO AMERICAN SOCIETY OF CLINICAL ONCOLOGY KNOWLEDGE CONQUERS CANCER

Analysis Populations Efficacy All patients in the ITT population setting (phase 2b portion of trial) Darovasertib 300 mg + crizotinib 200 mg (n=210) Investigator’s Choice (control, n=103) Analysis based on both BICR and Investigator assessments Safety Safety was evaluated in all patients (phase 2a and 2b) who received at least one dose of darovasertib 300 mg + crizotinib 200 mg or control Darovasertib 300mg + crizotinib 200 mg (N=239) Investigator’s Choice (control, N=100) Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor BICR, blinded independent central reader. ITT, intent-to-treat.

Primary Endpoint Statistical Analysis PFS per BICR 130 PFS events were required to detect a hazard ratio of 0.55 with 90% power Stratified log-rank test at a 1-sided α of 2.5% The median PFS in the control arm was assumed to be 3 months The target HR of 0.55 represents a 45% reduction in the risk of disease progression or death Translates to approximately 5.5 months median PFS in the darovasertib + crizotinib arm assuming exponential distributions Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor BICR, blinded independent central reader. HR, hazard ratio. ORR, objective response rate. PFS, progression-free survival.

Baseline Characteristics Efficacy Analysis Population Darovasertib + Crizotinib (N=210) Investigator’s Choice (N=103) Age, mean (range) 61.1 (22 - 85) 61.5 (29 - 85) Female, n (%) 101 (48.1) 52 (50.5) Race, n (%) White 177 (84.3) 83 (80.6) non-White 4 (1.9) 4 (3.9) Not reported 29 (13.8) 16 (15.5) ECOG 0 162 (77.1) 87 (84.5) 1 48 (22.9) 16 (15.5) Stratification LDH at Baseline (IRT) , n (%) ≤ ULN 120 (57.1) 62 (60.2) > ULN - < 2x ULN 65 (31.0) 29 (28.2) ≥ 2x ULN 25 (11.9) 12 (11.7) Stratification ICT at Baseline (IRT) , n (%) Ipilimumab + nivolumab 79 (76.7) Pembrolizumab or dacarbazine* 24 (23.3) Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor *No patients received dacarbazine in the investigator’s choice arm

Baseline Tumor Characteristics Efficacy Analysis Population Darovasertib + Crizotinib (N=210) Investigator’s Choice (N=103) Time since First Metastatic Diagnosis (year) n 210 103 Median (range) 0.18 (0.0 – 8.1) 0.19 (0.0 – 4.6) Size of Largest Metastatic Lesion Category ≤ 3 cm 119 (56.7) 67 (65.0) 3.1 - 8.0 cm 73 (34.8) 31 (30.1) ≥ 8.1 cm 18 (8.6) 5 (4.9) Metastatic Sites, n (%) Hepatic disease only 127 (60.5) 65 (63.1) Extrahepatic disease only 11 (5.2) 7 (6.8) Hepatic and extrahepatic disease 72 (34.3) 31 (30.1) Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor

Primary Efficacy Endpoint Results BICR Assessment Investigator Assessment Clinically meaningful and statistically significant improvement in PFS with darova + criz vs control Reduction in the risk of progression or death: 58% by BICR (HR: 0.42); 64% by investigator assessment (HR: 0.36), p < 0.0001 Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor Median follow-up for the population was 7.4 months. Median duration of treatment for darovasertib and crizotinib was 6.31 months; for pembrolizumab, ipilimumab, and nivolumab, the median duration of treatment were 2.87, 2.56, and 2.79 months, respectively. BICR, blinded independent central reader. Darova + criz, darovasertib + crizotinib. HR, hazard ratio. PFS, progression free survival. HR = 0.42 (0.30, 0.59) p-value: <0.0001 + Censored HR = 0.36 (0.26, 0.50) p-value: <0.0001 + Censored Control Control Darova + Criz Darova + Criz Darova + Criz Darova + Criz Median (95% CI) Darova + Criz: 6.9 (5.6, 8.3) Control: 3.1 (1.8, 4.2) Median (95% CI) Darova + Criz: 6.7 (5.6, 8.2) Control: 2.7 (1.7, 4.1)

Secondary Efficacy Endpoint Results Darovasertib + Crizotinib (N=210) Investigator’s Choice (N=103) Darovasertib + Crizotinib (N=210) Investigator’s Choice (N=103) Objective Response Rate Patients with a complete or partial response, n (%) 78 (37.1) 6 (5.8) 83 (39.5) 2 (1.9) 95% CI 30.6, 44.1 2.2, 12.3 32.9, 46.5 0.2, 6.8 Odds ratio (95% CI) 10.8 (4.4, 26.4) 34.6 (8.1, 146.9) p-value vs. control <0.0001 <0.0001   Duration of Response Median, months (95% CI) 6.8 (5.5, 11.3) NE 6.8 (4.8, 9.7) NE Disease Control Rate Patients with a complete response, partial response, or stable disease for at least 12 weeks, n (%) 154 (73.3) 32 (31.1) 156 (74.3) 28 (27.2) 95% CI 66.8, 79.2 22.3, 40.9 67.8, 80.1 18.9, 36.8 Odds ratio (95% CI) 7.7 (4.3, 13.5) 9.5 (5.3, 17.0) p-value vs. control <0.0001 <0.0001 BICR Assessment Investigator Assessment Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor BICR, blinded independent central reader. CI, confidence interval.

Best Overall Response Darovasertib + Crizotinib (N=210) Investigator’s Choice (N=103) Darovasertib + Crizotinib (N=210) Investigator’s Choice (N=103) Best Overall Response, n (%)     Complete Response 5 (2.4) 0 0 0 Partial Response 73 (34.8) 6 (5.8) 83 (39.5) 2 (1.9) Stable Disease 107 (51.0) 43 (41.7) 99 (47.1) 39 (37.9) Progressive Disease 13 (6.2) 29 (28.2) 15 (7.1) 34 (33.0) Non-Evaluable by RECIST 0 1 (1.0) 1 (0.5) 4 (3.9) Not Reported* 12 (5.7) 24 (23.3) 12 (5.7) 24 (23.3) BICR Assessment Investigator Assessment * Refers to the patients who did not have any post-baseline assessments. Investigator Choice Treatment: (24): withdrew consent before treatment (17), before 1st post-baseline scan (2); due to AE (1, G3 hypoxia), clinical progression (1) and death (2), scan not recoverable from outside facility (1). Darovasertib + crizotinib Treatment: (12); due to death (7), withdrew consent before 1st post-baseline scan (1); due to clinical progression (1), scans performed after clinical cutoff (1), scans not performed at EOT or during post-treatment period (2). BICR, blinded independent central reader. CI, confidence interval. Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor

Best Overall Response BICR Assessment Investigator Assessment BICR, blinded independent central reader. CR, complete response. NR, not reported. PD, progressive disease. PR, partial response. SD, stable disease. Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor Darovasertib + Crizotinib Darovasertib + Crizotinib Control Control

Hazard Ratio (95% CI) Darova+Criz − Control Results by BICR. Unstratified model. BICR, blinded independent central reader. Control, investigator’s choice of treatments. Daca, dacarbazine. Darova + Criz, darovasertib 300mg + crizotinib 200mg. ECOG, Eastern Cooperative Oncology Group. Ipi, ipilimumab. LDH, lactate dehydrogenase. Nivo, nivolumab. Pem, pembrolizumab. PFS, progression-free survival. ULN, upper limit of normal. Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor Favors Darovasertib + Crizotinib Favors Control Primary Endpoint Results: PFS Subgroup Analysis Results consistent across a broad range of patients Participants Darova+Criz, Control 210, 103 120, 62 65, 29 25, 12 158, 79 52, 24 118, 64 92, 39 101, 52 109, 51 177, 83 33, 20 162, 87 48, 16 74, 36 136, 67 119, 67 73, 31 18, 5 127, 65 11, 7 72, 31

Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor Darovasertib + Crizotinib (N=239) Investigator’s Choice (N=100) Median Relative Dose Intensity 91.0% for Darovasertib 77.1% for Crizotinib 100% Any TRAE, n (%) 235 (98.3) 89 (89.0) Grade 3 or 4 97 (40.6) 37 (37.0) Grade 5* 1 (0.4) 1 (1.0) Treatment related-SAE 22 (9.2) 25 (25.0) Leading to withdrawn 2 (0.8) 5 (5.0) Leading to darovasertib withdrawn 6 (2.5) - Leading to crizotinib withdrawn 24 (10.0) - Leading to IC withdrawn - 19 (19.0) Leading to darovasertib dose reduced 56 (23.4) - Leading to crizotinib dose reduced 63 (26.4) - Leading to IC dose reduced - 0 * Grade 5 SAEs: Hepatic failure in the darovasertib + crizotinib arm in a subject with extensive bulky liver metastases in both lobes considered unrelated by Sponsor; gastrointestinal hemorrhage in ICT arm Overall Treatment Related Adverse Event Summary IC, investigator’s choice. SAE, serious adverse events. TRAE, treatment-related adverse events.

Most Common Treatment Related Adverse Events All Grades Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor Darovasertib + Crizotinib (N=239) Any TRAEs (≥20%), n (%) 235 (98.3) Diarrhea 203 (84.9) Nausea 179 (74.9) Peripheral edema 160 (66.9) Vomiting 119 (49.8) Dermatitis acneiform 100 (41.8) Fatigue 94 (39.3) Hypotension 79 (33.1) Hypoalbuminemia 61 (25.5) Dysgeusia 61 (25.5) Dizziness 61 (25.5) Decreased appetite 57 (23.8) Investigator’s Choice (N=100) Any TRAEs (≥20%), n (%) 88 (88.0) Diarrhea 29 (29.0) Alanine aminotransferase increased 25 (25.0) Aspartate aminotransferase increased 25 (25.0) Fatigue 25 (25.0) Nausea 25 (25.0) Pruritus 24 (24.0) TRAEs, treatment-related adverse events.

Grade 3/4 Treatment Related Adverse Events Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor Darovasertib + Crizotinib (N=239) Any Grade 3/4 Adverse Events (≥2%), n (%) 97 (40.6) Diarrhea 24 (10.0) Syncope 17 (7.1) Hypotension 9 (3.8) Nausea 7 (2.9) Peripheral edema 7 (2.9) Anemia 6 (2.5) Investigator’s Choice (N=100) Any Grade 3/4 Adverse Events (≥2%), n (%) 37 (37.0) Alanine aminotransferase increased 7 (7.0) Aspartate aminotransferase increased 7 (7.0) Diarrhea 6 (6.0) Hepatitis 5 (5.0) Colitis 4 (4.0) Lipase increased 3 (3.0) Autoimmune hepatitis 3 (3.0) Amylase increased 3 (3.0) Tubulointerstitial nephritis 2 (2.0) Hypophysitis 2 (2.0) Hyperthyroidism 2 (2.0) TRAEs, treatment-related adverse events.

Summary In patients with HLA-A2-negative-mUM treated in the first-line setting, darovasertib +crizotinib demonstrated: Clinically meaningful and significantly longer PFS vs investigator’s choice (mPFS of 6.9 months vs 3.1 months, HR 0.42, indicating a 58% reduction in disease progression or death) Significantly improved ORR (37.1% vs 5.8%) and DCR (73.3% vs. 31.1%) by BICR compared with the investigator’s choice treatment, the majority (76.7%) were treated with ipilimumab + nivolumab OS data is not yet mature; however, an early trend toward improved OS was observed with the darovasertib combination arm versus ICT. OS data will be presented at a future date AEs consistent with prior safety profile, with low rate of TR-SAEs (9.2%) and discontinuations due to TRAEs for darovasertib and crizotinib (2.5 and 10% respectively) Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor The OptimUM-02 results support a potential new therapeutic standard for a disease with limited treatment options and poor prognosis BICR, blinded independent central reader. IC, investigator’s choice. DCR, disease control rate. HLA, human leukocyte antigen. HR, hazard ratio. mPFS, median progression free survival. mUM, metastatic uveal melanoma. ORR, objective response rate. TR-SAE, treatment-related serious adverse events. TRAE, treatment-related adverse events.

Acknowledgements Marlana Orloff, MD. Alexander & Johnston Family Endowed Clinical Director in Uveal Melanoma; Professor We gratefully acknowledge the Patients and their families for participating in this study, and all investigators and site staff whose contributions made the OptimUM-02 study possible